SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  October 15, 1998





                                  Cinergy Corp.
         (Exact name of registrant as specified in its charter)




   Delaware                     1-11377                     31-1385023
(State or other               (Commission                 (IRS Employer
jurisdiction of               File Number)              Identification No.)
 incorporation)






                  139 East Fourth Street, Cincinnati, OH 45202
              (Address of principal executive offices) (Zip Code)





  Registrant's telephone number, including area code:  (513) 421-9500

                              ITEM 5. OTHER EVENTS.

Pursuant to amended Rule 14a-5(e)(2), as promulgated under the Securities Exchange Act of 1934, Cinergy Corp. (Company) has amended its By-Laws, effective as of October 15, 1998, to provide that for a shareholder to properly introduce business matters for action by shareholders at the Company's 1999 Annual Meeting of Shareholders (other than business specified in the Notice of the Meeting), the Company must be given written notice, which complies with all requirements of the ByLaws, no earlier than December 23, 1998 and no later than January 22, 1999. The Company will retain discretionary authority to vote proxies on matters of which it is not properly notified and also may retain such authority under other circumstances.




                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:

        Exhibit
      Designation                       Nature of Exhibit

          3-b             By-laws of Cinergy Corp. as amended October
                          15, 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Cinergy Corp.
                                                (Registrant)




Date:  December 7, 1998     By:            /s/ John P. Steffen
                                 --------------------------------------
                                               John P. Steffen,
                                         Vice President and Comptroller
                                                (Signature)